Item G.1.b.iv

BNY Mellon Strategic Municipal Bond Fund, Inc.

(the "Fund")

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Trustees, persons owning more than 10% of the Fund's Common Stock, Auction Preferred Stock ("APS") or Variable Rate MuniFund Term Preferred Shares ("VMTP") and certain additional persons are required to report their transactions in the Fund's stock to the SEC and the Fund.  Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended November 30, 2025, all filing requirements applicable to such persons were complied with except that the Form 3 was not filed on a timely basis for Lisa M. King and Roberto G. Mazzeo, each of whom is an officer of the Funds, due to an administrative oversight.